                                                                   Exhibit 10.42

                          SECOND AMENDMENT AND WAIVER
                            OF AMENDED AND RESTATED
                               CREDIT AGREEMENT

          THIS SECOND AMENDMENT AND WAIVER OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of March 1, 2001, among HOST MARRIOTT CORPORATION, a Maryland corporation ("Holdings"), HOST MARRIOTT, L.P., a Delaware limited partnership (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, Holdings, the Borrower, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 19, 1997, and amended and restated as of August 5, 1998, further amended and restated as of May 31, 2000, and further amended as of October 27, 2000 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, concurrently herewith, Holdings, the Borrower, the other Pledgors named therein and Bankers Trust Company, as Collateral Agent, are entering into a First Amendment to Pledge and Security Agreement in the form attached hereto as Exhibit A (the "Pledge Agreement Amendment"); and
                   ---------

          WHEREAS, the Borrower has requested that the Banks amend or waive certain provisions of the Credit Agreement and the Pledge and Security Agreement and the Banks have agreed to amend or waive such provisions on the terms and conditions provided herein and in the Pledge Agreement Amendment;

          NOW, THEREFORE, subject to the terms and conditions set forth below, it is agreed:

          1. Section 7.16(a)(B) of the Credit Agreement is hereby amended to delete clauses (i) and (ii) thereof and replace such clauses with the following:

               "(i) with respect to clauses (I), (II) and (III) above, such Subsidiary's only assets consist of $5,000 or less in cash;

               (ii) with respect to clauses (I) and (II) above only, such Subsidiary, or the direct or indirect parent company or general partner of such Subsidiary whose only significant asset (in each case) is the equity ownership of such Subsidiary (or the direct or indirect parent company of such Subsidiary), enters into (or is a party to) a material contract pursuant to a transaction otherwise permitted under this Agreement and the terms of which prohibit or restrict such Subsidiary from executing a counterpart of the Subsidiaries Guaranty and/or the Pledge and Security Agreement; or

               (iii) with respect to clause (III) above only, such Subsidiary, Holdings, the Borrower or any other Subsidiary of the Borrower, enters into (or is a party to) a material contract pursuant to a transaction otherwise permitted under this Agreement and the terms of which prohibit or restrict the capital stock or other equity of such Subsidiary from being pledged under the Pledge and Security Agreement (as opposed to restricting or prohibiting the ability of the Collateral Agent to exercise remedies with respect to such pledge)."

          2. The Banks hereby waive any Default or Event of Default that has arisen under the Credit Agreement solely as a result of any inaccuracy in the representations and warranties set forth in Section 15(a)(iv) or Section 15(a)(v) of the Pledge and Security Agreement arising from the failure to disclose consents required to be obtained or other actions to be taken in order to comply with the terms of or avoid defaults under any contract of the Borrower or a Subsidiary of the Borrower otherwise permitted under the Credit Agreement that imposes restrictions upon the sale of, or foreclosure of liens upon, any Securities (as defined in the Pledge and Security Agreement) of a Look-Through Subsidiary pledged under the Pledge and Security Agreement in connection with the exercise by the Pledgee (as defined in the Pledge and Security Agreement) of its remedies thereunder.

          3. The Banks hereby authorize the Collateral Agent to enter into the Pledge Agreement Amendment.

          4. In order to induce the Banks to enter into this Amendment and to induce the Collateral Agent to enter into the Pledge Agreement Amendment, each Credit Party hereto represents and warrants that (except with respect to any matter described in Section 2 above) (a) the representations and warranties contained in Section 6 of the Credit Agreement and in Section 15 of the Pledge and Security Agreement are, and will be as of the Amendment Effective Date, true and correct in all material respects, and (b) there exists, and will exist as of the Amendment Effective Date, no Default or Event of Default.

          5. This Amendment shall become effective on the date (the "Amendment Effective Date") when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different

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counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

          6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Credit Document except as specified above.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          9. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement and the Pledge and Security Agreement shall be deemed to be references to the Credit Agreement as modified hereby and by the Pledge Agreement Amendment.

                    [Remainder of Page Intentionally Blank]

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              HOST MARRIOTT CORPORATION



                              By: /s/ W. Edward Walter
                                 --------------------------------------
                                 Title: Executive Vice President and
                                        Treasurer


                              HOST MARRIOTT, L.P.
                              By: Host Marriott Corporation,
                                 its General Partner



                              By: /s/ W. Edward Walter
                                 --------------------------------------
                                 Title: Executive Vice President and
                                        Treasurer

                                   BANKERS TRUST COMPANY,
                                   Individually and as Administrative
                                   Agent

                                   By: /s/ Laura S. Burwick
                                      ----------------------------------
                                      Title: Principal



                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By: /s/ Mary P. Daly
                                      ----------------------------------
                                      Title: Vice President



                                   THE BANK OF NOVA SCOTIA


                                   By: /s/ Bruce G. Ferguson
                                      ----------------------------------
                                      Title: Managing Director



                                   BANK LEUMI USA


                                   By: /s/ Charles C. D'Amico
                                      ----------------------------------
                                      Title: Vice President

                                   BANK OF HAWAII


                                   By: /s/ Donna R. Parker
                                      ----------------------------------
                                      Title: Vice President


                                   FLEET NATIONAL BANK


                                   By: /s/ Floyd P. Wiggins
                                      ----------------------------------
                                      Title: Group Manager


                                   ERSTE BANK DER OESTERREICHISCHEN
                                      SPARKASSEN AG


                                   By: /s/ Paul Judicke
                                      ----------------------------------
                                      Title: Vice President, Erste Bank New York
                                      Branch

                                   By: /s/ John S. Runnion
                                      ----------------------------------
                                      Title: Managing Director, Erste Bank New
                                      York Branch


                                   FIRST COMMERCIAL BANK, NEW YORK AGENCY


                                   By:__________________________________
                                      Name:
                                      Title:

                                   HELLER FINANCIAL, INC.


                                   By: /s/ Wayne S. Gogolenski
                                      ----------------------------------
                                      Title: Vice President



                                   BANK OF AMERICA, N.A.


                                   By: /s/ Lesa J. Butler
                                      ----------------------------------
                                      Title: Principal



                                   SOCIETE GENERALE, SOUTHWEST AGENCY


                                   By: /s/ Thomas K. Day
                                      ----------------------------------
                                      Title: Managing Director



                                   THE BANK OF NEW YORK


                                   By: /s/ David V. Fowler
                                      ----------------------------------
                                      Title: Vice President

                                   CREDIT SUISSE FIRST BOSTON


                                   By: /s/ Bill O'Daly
                                      ----------------------------------
                                      Title: Vice President



                                   By: /s/ William S. Lutkins
                                      ----------------------------------
                                      Title: Vice President



                                   BANK ONE, N.A.


                                   By: /s/ Dennis J. Redpath
                                      ----------------------------------
                                      Title: First Vice President



                                   THE INTERNATIONAL COMMERCIAL BANK OF
                                     CHINA, NEW YORK AGENCY


                                   By: /s/ Wen-Hui Wang
                                      ----------------------------------
                                      Title: Assistant Vice President & Acting
                                      Deputy General Manager



                                   WELLS FARGO BANK, N.A.


                                   By: /s/ James A. McCartney
                                      ----------------------------------
                                      Title: Vice President



                                   KZH CNC LLC


                                   By: /s/ Susan Lee
                                      ----------------------------------
                                      Title: Authorized Agent

                                   WINGED FOOT FUNDING TRUST


                                   By: /s/ Ann E. Morris
                                      ----------------------------------
                                      Title: Authorized Agent



                                   CHANG HWA COMMERCIAL BANK, LTD., NEW
                                     YORK BRANCH


                                   By: /s/ Wan-Tu Yeh
                                      ----------------------------------
                                      Title: SVP and General Manager



                                   CHINATRUST COMMERCIAL BANK

                                   By: /s/ Jerry Li
                                      ----------------------------------
                                      Title: General Manager/Branch



                                   TAIPEI BANK

                                   By:__________________________________
                                      Name:
                                      Title:

                                 BANK OF SCOTLAND


                                 By: /s/ Joseph Fratus
                                    ----------------------------------
                                    Title: Vice President



                                 IFA INCORPORATED


                                 By: /s/ Joseph Fratus
                                    ----------------------------------
                                    Title: Vice President
                                           Bank of Scotland
                                           as Administrative Agent for IFA, Inc.